Exhibit 99.4
SECURITY AGREEMENT
     This Security Agreement dated as of August 4, 2008 (“Security Agreement”), is made by PGXHEALTH, LLC, a Delaware limited liability company (“Grantor”), in favor of ADENOSINE THERAPEUTICS, L.L.C., a Virginia limited liability company (“Secured Party”), recites and provides as follows:
Recitals
     A. Secured Party has made and has agreed to make certain loans (the “Loans”) to Grantor, as evidenced by those two (2) certain Secured Promissory Notes, each dated of even date herewith and made by Grantor payable to the order of Secured Party (collectively, the “Note”).
     B. Secured Party is willing to make the Loans to Grantor, but only upon the condition that Grantor shall have executed and delivered to Secured Party this Security Agreement.
Agreement
     Now, Therefore, for and in consideration of the premises, in order to induce Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:
     1. Defined Terms. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):
     “Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement, dated as of August 4, 2008, by and among Grantor, Secured Party and the other parties named therein, as the same has been or may be amended from time to time.
     “Bankruptcy Code” means Title XI of the United States Code.
     “CLDA” shall mean Clinical Data, Inc., a Delaware corporation.
     “Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.
     “Contracts” means, to the extent constituting Purchased Assets, all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     “Event of Default” has the meaning set forth in Article 3 of the Note, and also shall mean any failure by Grantor to perform any of its covenants or agreements under this Security Agreement, which failure continues uncured more than thirty (30) days after written notice thereof to Grantor.
     “Guaranty” shall mean that certain Guaranty Agreement, dated of even date herewith, from CLDA to Secured Party, as the same has been or may be amended from time to time.
     “including” means “including, without limitation”, except as otherwise expressly provided herein.
     “Intellectual Property Rights” has the meaning given to such term in the Asset Purchase Agreement.
     “Permitted Liens” means (a) liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder; (b) liens of carriers, warehousemen, suppliers, or other persons that are possessory in nature arising in the ordinary course of business so long as such liens attach only to Inventory, and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto; (c) licenses granted in the ordinary course of Borrower’s business; and (d) liens which are subordinated to the lien in favor of Secured Party.
     “Purchased Assets” has the meaning set forth in the Asset Purchase Agreement, together with all accessions thereto, all substitutions and replacements therefor and all proceeds thereof.
     “Secured Obligations” means the prompt payment of all amounts owing, and the performance when due of all covenants and agreements, by Borrower under the Note and this Security Agreement.
     “Security Agreement” means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.
     “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Virginia (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the Commonwealth of Virginia) shall refer to that Article (or Division, as applicable) as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection, the effect of perfection or non-perfection, and priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth of Virginia, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

2.

     In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account” (including health-care-insurance receivables), “Account Debtor”, “Chattel Paper” (including tangible and electronic chattel paper), “Commercial Tort Claims”, “Commodity Account”, “Deposit Account”, “Documents”, “Equipment” (including all accessions and additions thereto), “Fixtures”, “General Intangible” (including payment intangibles and software), “Instrument”, “Inventory” (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), “Investment Property” (including securities and securities entitlements), “Letter-of-Credit Right” (whether or not the letter of credit is evidenced by a writing), “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, and “Supporting Obligations”; provided that each of the foregoing definitions shall be limited to refer only to such property which constitutes Purchased Assets. Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor, but only to the extent constituting Purchased Assets.
     2. Grant of Security Interest. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to make the Loans, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred to herein as the “Collateral”):
          (a) All Accounts of Grantor;
          (b) All Chattel Paper of Grantor;
          (c) All Commercial Tort Claims of Grantor;
          (d) All Contracts of Grantor;
          (e) All Deposit Accounts of Grantor;
          (f) All Documents of Grantor;
          (g) All Equipment of Grantor;
          (h) All Fixtures of Grantor;
          (i) All General Intangibles of Grantor;
          (j) All Instruments of Grantor, including, without limitation, Promissory Notes;
          (k) All Inventory of Grantor;
          (l) All Investment Property of Grantor;

3.

          (m) All Letter-of Credit Rights of Grantor;
          (n) All Supporting Obligations of Grantor;
          (o) All property of Grantor held by Secured Party, or any other party for whom Secured Party is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power, to the extent that such property constitutes Purchased Assets;
          (p) All Intellectual Property Rights of Grantor;
          (q) All Purchased Assets of Grantor not otherwise included in paragraphs (a) through (p) above;
          (r) All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and
          (s) To the extent not otherwise included above, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.
Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include: (x) any property set forth in clauses (a) through (p) above to the extent such property does not constitute Purchased Assets, or (y) any Contract, Instrument or Chattel Paper in which Grantor has any right, title or interest if and to the extent such Contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; provided that the exclusion in clause (y) above shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Contract, Instrument or Chattel Paper or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406 or 9-408 of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity.
     3. Rights And Remedies Upon Default. Beginning on the date which is ten (10) business days after any Event of Default shall have occurred and while such Event of Default is continuing:
          (a) Secured Party may exercise, in addition to all other rights and remedies granted to it under this Security Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement to or upon

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Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places that Secured Party shall reasonably select, whether at Grantor’s premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 3(d), below, with Grantor remaining liable for any deficiency remaining unpaid after such application.
          (b) Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.
          (c) Grantor hereby waives presentment, demand or protest (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
          (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:
          First, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees;
          Second, to Secured Party in an amount equal to the then unpaid Secured Obligations; and
          Finally, upon payment in full of the Secured Obligations, to Grantor or its representatives, or to such others as shall be entitled thereto. in accordance with the UCC or as a court of competent jurisdiction may direct.
     4. Representations and Warranties. The Grantor represents and warrants that:
          a. All necessary action has been taken by or on behalf of the Grantor to authorize the execution, delivery, and performance of this Security Agreement, which constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, other laws affecting secured creditors generally and general principles of equity;
          b. Except for UCC financing statements in favor of the Secured Party, no presently effective UCC financing statement covering Grantor’s rights, title or interests in or to any of the Collateral is on file in any public office;

5.

          c. The security interest granted by the Grantor to the Secured Party hereunder is valid and shall be perfected upon the filing by the Secured Party in the appropriate locations of all necessary UCC-1 financing statements, and by the Secured Party taking any such actions as may be necessary to perfect a security interest in certain types of collateral not perfected by such filings, if any.
          d. The Grantor is, and at all times will be, the lawful owner of the Collateral, free and clear of all liens, claims or encumbrances except for Permitted Liens, and the Grantor has full power and authority to execute this Security Agreement, to pay and perform the Grantor’s obligations hereunder, and to subject the Collateral to the security interest provided hereunder;
          e. No authorization, consent, approval, license, or registration with any person, entity, partner, governmental or regulatory authority or agency is required in connection with the Grantor’s execution, delivery, or performance of this Security Agreement, and such execution, delivery, and performance will not violate any provision of the Grantor’s organizational documents and will not result in a breach of or default under any agreement, document, or instrument to which the Grantor is a party or by which the Grantor or its property may be bound or affected;
          f. The Grantor is not insolvent, as that term is defined and used in any applicable fraudulent conveyance law or act, including the Uniform Fraudulent Conveyance Act (the “Act”), and no conveyance made or obligation incurred by the Grantor hereunder shall leave the Grantor with unreasonably small capital with which to engage in its anticipated businesses, nor shall any conveyance effected or obligation incurred under the Note or hereunder render the Grantor insolvent or constitute a fraudulent conveyance under the Act;
          g. All information with respect to the Collateral set forth in any schedule, certificate or other writing heretofore or hereafter furnished by the Grantor to the Secured Party, is and will be true and correct in all material respects as of the date furnished; and
          h. The Grantor’s principal place of business and the place where its records concerning the Collateral are kept is at Clinical Data, Inc., One Gateway Center, Suite 702, Newton, Massachusetts 02548, Attn: Caesar J. Belbel, EVP and Chief Legal Officer, and the Grantor will not change such principal place of business or remove such records without 10 days’ prior written notice to the Secured Party.
     5. Authority to Collect.
          a. Unless and until the occurrence of a default in the payment or performance of the Secured Obligations, the Grantor shall have the power and authority to receive and collect all amounts to which it may be entitled with respect to any of the Collateral.
          b. If any such default shall have occurred and be continuing, the Grantor shall forthwith, upon receipt, hold in trust for the Secured Party and immediately transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be

6.

collected by the Secured Party) that may be received by the Grantor at any time in full or partial payment or otherwise as Collateral or as proceeds of any of the Collateral, and the Grantor hereby irrevocably appoints the Secured Party as its attorney-in-fact, coupled with an interest, effective solely upon the occurrence and during the continuance of an Event of Default, to receive and collect all amounts to which the Grantor may be entitled with respect to any of the Collateral.
     6. Undertakings and Agreements of the Grantor. The Grantor shall:
          a. Upon request of the Secured Party, execute such UCC financing statements, continuation statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or appropriate by the Secured Party) and do such other acts and things, all as the Secured Party may from time to time request, to establish and maintain a valid and enforceable pledge of, and security interest in, the Collateral (free of all other liens and security interests) to secure the payment and performance of the Secured Obligations;
          b. Keep accurate records concerning the Collateral;
          c. Furnish the Secured Party such information concerning the Collateral as the Secured Party may from time to time reasonably request, and permit the Secured Party and its designees, from time to time but no more often than once per year (unless an Event of Default shall have occurred and be continuing), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Grantor that pertain to the Collateral, and, upon request of the Secured Party, deliver to the Secured Party all of such records and papers;
          d. Not terminate or dissolve the Grantor and, forthwith upon learning of the occurrence of any event that might or would cause such termination or dissolution, notify the Secured Party in writing thereof;
          e. In the event of a sale of the Collateral pursuant to the exercise of the Secured Party’s rights hereunder, execute any and all documents requested by the Secured Party, and cooperate with the Secured Party in obtaining any necessary consents and approvals, to effect a transfer of the Collateral;
          f. Reimburse the Secured Party for all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Secured Party in seeking to collect or enforce any rights under the Collateral or incurred by the Secured Party in seeking to collect the Secured Obligations or to enforce the Secured Party’s rights hereunder;
          g. Pay when due all taxes and assessments that may become a lien, charge or encumbrance upon the Collateral and, at all times, comply with all applicable statutes, laws; ordinances, governmental rules, regulations and orders;
          h. Keep the Collateral in good condition and protect it from, loss, damage or deterioration and maintain, with respect to the Collateral, insurance under an “all risk” policy against fire and other risks customarily insured against by such policies; and

7.

          i. Not sell or transfer any of the Collateral, by operation of law or otherwise, without the prior written consent of the Secured Party, in its sole and absolute discretion, unless all of the Secured Obligations are paid off and satisfied contemporaneously with the closing of such sale or transfer.
     7. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Secured Party’s gross negligence, bad faith or willful misconduct.
     8 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     9. Miscellaneous.
          9.1 Waivers; Modifications. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.
          9.2 Termination of this Security Agreement. Subject to Section 8 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.
          9.3 Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien and security interest granted to Secured Party hereunder.

8.

          9.4 LITIGATION. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA, AND NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF VIRGINIA, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, SHALL BE INTERPOSED IN ANY ACTION HEREON. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA. THE PARTIES CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURT AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 9.4 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY ACTION UNDER THIS SECURITY AGREEMENT IN ANY OTHER JURISDICTION.
          9.5 WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE AND SHALL NOT SEEK JURY TRIAL IN ANY LAWSUIT, PROCEEDING, CLAIM, COUNTERCLAIM, DEFENSE OR OTHER LITIGATION OR DISPUTE UNDER OR IN RESPECT OF THIS SECURITY AGREEMENT.
          9.6 Default. Upon the failure of the Grantor to perform or observe any of its obligations hereunder, the Secured Party, in addition to its other rights and remedies, shall have the right to recover from the Grantor all of the costs and expenses, including attorneys’ fees, incurred by the Secured Party in exercising or enforcing any of its rights and remedies hereunder. The Grantor’s obligations to pay such costs shall survive the termination of this Security Agreement.
          9.7 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by certified, registered or express mail, postage prepaid, or sent by nationally recognized overnight delivery service, and shall be deemed given (i) when so delivered personally, (ii) when receipt of the facsimile is confirmed if such facsimile is sent on a business day (or on the next business day if the date of receipt is not a business day), (iii) five (5) days after the date when deposited with the United States mail properly addressed, or (iv) when receipt of a notice sent by an overnight delivery service is confirmed by such overnight delivery service, as the case may be (unless the sending party has actual knowledge that a notice was not received by the intended recipient) as follows:
If to the Grantor, to:
PGxHealth, LLC
c/o Clinical Data, Inc.
One Gateway Center, Suite 702
Newton, MA 02548
Attention: Caesar J. Belbel, EVP and Chief Legal Officer
Facsimile No.: (617) 965-0445

9.

with a copy to:
Cooley Godward Kronish LLP
The Prudential Tower
800 Boylston Street, 46th Floor
Boston, MA 02199
Fax No.: (617) 937-2400
Attention: Marc Recht
If to the Secured Party, to:
Adenosine Therapeutics, L.L.C.
310 Fourth Street, NE; Suite 201
Charlottesville, VA 22902
Attention: Robert S. Capon, CEO
Facsimile No.: (434) 971-6912
with a copy to:
Williams Mullen
321 East Main Street, Suite 400
Charlottesville, VA 22902
Attention: David L. Dallas, Jr., Esq.
Facsimile No.: (434) 817-0977
Each party may, by notice given in accordance with this Section to the other party, designate another address or person for receipt of notices hereunder.
[Signature pages follow]

10.

     In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

PGXHEALTH, LLC, as Grantor

By:	Cogenics, Inc., its sole member

By:	/s/ Caesar J. Belbel
Name:	Caesar J. Belbel
Title:	Secretary

ADENOSINE THERAPEUTICS, L.L.C., as Secured Party

By:	/s/ Robert S. Capon
Printed Name: Robert S. Capon
Title:	Chief Executive Officer